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                                                                   Exhibit 10.27


                                                                  EXECUTION COPY


                                 THIRD AMENDMENT

                            Dated as of May 15, 1999

                  This THIRD AMENDMENT (the "Third Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Nationsbank, N.A., in their capacity as co-agents (the "Co-Agents").

                             PRELIMINARY STATEMENTS:

                  (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                  (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

                  "FIXED CHARGE COVERAGE RATIO' means, for any Financial Covenant Period, the ratio of (i) EBITDA PLUS the Net Cash Proceeds of Asset Sales received during such period MINUS Capital Expenditures made during such period (excluding $9,200,000, representing the cash portion of the purchase price for the UK Acquisition, from the fourth fiscal quarter of 1999) MINUS the Investments made pursuant to SECTION 9.04(iv) during such period MINUS any dividends payments or stock repurchases with respect to the Common Stock during such period MINUS any cash payment of taxes made during such period, to (ii) Cash Interest Expense for such period PLUS any principal payment of Funded Debt made during such period."

                  (b) Section 9.14 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor the following:

                  "9.14. CAPITAL EXPENDITURES. No member of the Donna Karan Group shall make or incur Capital Expenditures (a) during Fiscal Year 1998 if the aggregate amount of Capital



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                  Expenditures for the Donna Karan Group PLUS the aggregate
                  amount of the Investments made pursuant to SECTION 9.04(iv) would exceed Seventeen Million Eight Hundred Thousand Dollars ($17,800,000) for such Fiscal Year, (b) during Fiscal Year 1999 if the aggregate amount of Capital Expenditures for the Donna Karan Group PLUS the aggregate amount of the Investments made pursuant to SECTION 9.04(iv) (excluding $9,200,000 representing the cash portion of the purchase price for the UK Acquisition) would exceed Seventeen Million Two Hundred Thousand Dollars ($17,200,000) for such Fiscal Year, and (c) during Fiscal Year 2000 if the aggregate amount of Capital Expenditures for the Donna Karan Group PLUS the aggregate amount of the Investments made pursuant to SECTION 9.04(iv) would exceed Twenty Million Five Hundred Thousand Dollars ($20,500,000) for such Fiscal Year; PROVIDED, HOWEVER, that the Donna Karan Group may carry forward from one Fiscal Year to another Fiscal Year any Capital Expenditures permitted hereunder, but not made or incurred in such Fiscal Year, in an amount of up to Five Million Dollars ($5,000,000); PROVIDED, FURTHER, that cost of Equipment purchased to replace Equipment damaged or destroyed shall not be included in the calculations for Capital Expenditures under this SECTION 9.14 to the extent of the amount of insurance proceeds received and applied against the Obligations."

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall become effective when the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrowers and the Requisite Lenders.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

                  (a) After giving effect to this Third Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

                  (b) After giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Third Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

                  (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any


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Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 6. GOVERNING LAW. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.


                            THE DONNA KARAN COMPANY

                            By:      Donna Karan International Inc.,
                                     a general partner

                                     By:   /s/
                                        ---------------------------------
                                          Title:_________________________

                            DONNA KARAN STUDIO

                            By:      Donna Karan International Inc.,
                                     a general partner

                                     By:   /s/
                                        ---------------------------------
                                          Title:_________________________

                            THE DONNA KARAN COMPANY STORE, G.P.

                            By:      Donna Karan International Inc.,
                                     a general partner

                                     By:   /s/
                                        ---------------------------------
                                          Title:_________________________

                            DK FOOTWEAR PARTNERS

                            By:      Donna Karan International Inc.,
                                     a general partner

                                     By:   /s/
                                        ---------------------------------
                                          Title:_________________________

                            CITIBANK, N.A., as Administrative Agent and Lender


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                              By:   /s/
                                 ---------------------------------
                                   Vice President

                              THE CHASE MANHATTAN BANK, as Co-Agent
                                       and Lender

                              By:   /s/
                                 ---------------------------------
                                   Title:

                              NATIONSBANK N.A., as Co-Agent and Lender

                              By:   /s/
                                 ---------------------------------
                                   Title:

                              NC BANK NATIONAL ASSOCIATION

                              By:   /s/
                                 ---------------------------------
                                   Title:

                              THE CIT GROUP/COMMERCIAL SERVICES, INC.

                              By:   /s/
                                 ---------------------------------
                                   Title:

                              NATIONAL CITY COMMERCIAL FINANCE, INC.

                              By:   /s/
                                 ---------------------------------
                                   Title:

                              JACKSON NATIONAL LIFE INSURANCE CO.,
                              By: PPM FINANCE, INC., its Attorney-in-Fact

                              By:   /s/
                                 ---------------------------------
                                   Title:


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